                                                                   EXHIBIT 99(i)

                           MERRILL LYNCH & CO., INC.
                          ---------------------------
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY
                   ----------------------------------------

                                                                         FOR THE THREE MONTHS ENDED
                                                   -----------------------------------------------------------------     PERCENT OF
                                                                                                                             DOLLAR
   (IN THOUSANDS,                                                     PERCENT                             PERCENT            CHANGE
    EXCEPT PER SHARE AMOUNTS)                           SEPT. 30,        OF              SEPT. 24,           OF            INCREASE
                                                          1994        REVENUES (A)        1993           REVENUES (A)     (DECREASE)
                                                   --------------     -----------      -------------     -----------      ----------
   REVENUES:
     COMMISSIONS                                   $    673,551             15 %       $   696,036             17 %            (3)%
     INTEREST AND DIVIDENDS                           2,438,760             54           1,765,784             43              38
     PRINCIPAL TRANSACTIONS                             653,691             14             740,539             18             (12)
     INVESTMENT BANKING                                 245,489              5             452,165             11             (46)
     ASSET MANAGEMENT AND PORTFOLIO
       SERVICE FEES                                     431,374             10             396,458              9               9
     OTHER                                               87,358              2              89,066              2              (2)
                                                   --------------     -----------      -------------     -----------      ----------
     TOTAL REVENUES                                   4,530,223            100           4,140,048            100               9

     INTEREST EXPENSE                                 2,227,978             49           1,506,428             36              48
                                                   --------------     -----------      -------------     -----------      ----------
     NET REVENUES                                     2,302,245             51           2,633,620             64             (13)
                                                   --------------     -----------      -------------     -----------      ----------
   NON-INTEREST EXPENSES:
     COMPENSATION AND BENEFITS                        1,179,031             51           1,296,829             49              (9)
     OCCUPANCY                                          106,366              5             116,862              4              (9)
     COMMUNICATIONS AND EQUIPMENT RENTAL                110,945              5              98,140              4              13
     DEPRECIATION AND AMORTIZATION                       83,301              4              73,780              3              13
     ADVERTISING AND MARKET DEVELOPMENT                  96,321              4              98,900              4              (3)
     PROFESSIONAL FEES                                   88,799              4              70,807              3              25
     BROKERAGE, CLEARING, AND EXCHANGE FEES              82,690              3              68,283              3              21
     OTHER                                              165,270              7             167,720              6              (1)
                                                   --------------     -----------      -------------     -----------      ----------
     TOTAL NON-INTEREST EXPENSES                      1,912,723             83           1,991,321             76              (4)
                                                   --------------     -----------      -------------     -----------      ----------

   EARNINGS BEFORE INCOME TAXES                         389,522             17             642,299             24             (39)

   INCOME TAX EXPENSE                                   157,943              7             282,612             10             (44)
                                                   --------------     -----------      -------------     -----------      ----------

   NET EARNINGS                                     $   231,579             10 %       $   359,687             14 %           (36)%
                                                   ==============     ===========      =============     ===========      ==========

   PREFERRED STOCK DIVIDENDS                        $     1,718                        $     1,271
                                                   ==============                      =============

   NET EARNINGS APPLICABLE TO COMMON
    STOCKHOLDERS                                    $   229,861                        $   358,416
                                                   ==============                      =============

   EARNINGS PER COMMON SHARE (B):
     PRIMARY                                        $      1.10                        $      1.57
                                                   ==============                      =============

     FULLY DILUTED                                  $      1.10                        $      1.56
                                                   ==============                      =============

   AVERAGE SHARES (B):
     PRIMARY                                            209,030                            228,380
                                                   ==============                      =============

     FULLY DILUTED                                      209,030                            229,619
                                                   ==============                      =============

    (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

    (B) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.

                           MERRILL LYNCH & CO., INC.
                    --------------------------------------
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY
                    --------------------------------------

                                                                        FOR THE NINE MONTHS ENDED
                                                     ----------------------------------------------------------------     PERCENT OF
                                                                                                                            DOLLAR
   (IN THOUSANDS,                                                      PERCENT                            PERCENT           CHANGE
    EXCEPT PER SHARE AMOUNTS)                         SEPT. 30,           OF             SEPT. 24,           OF            INCREASE
                                                        1994          REVENUES (A)          1993         REVENUES (A)     (DECREASE)
                                                   ------------       ------------     ------------     -------------    -----------
   REVENUES:
     COMMISSIONS                                   $  2,232,328             16 %       $ 2,088,553             17 %             7 %
     INTEREST AND DIVIDENDS                           6,955,987             51           5,056,186             42              38
     PRINCIPAL TRANSACTIONS                           1,881,235             14           2,245,392             19             (16)
     INVESTMENT BANKING                               1,011,890              7           1,311,367             11             (23)
     ASSET MANAGEMENT AND PORTFOLIO
       SERVICE FEES                                   1,307,532              9           1,139,007              9              15
     OTHER                                              360,362              3             221,536              2              63
                                                    -----------        -------         -----------        -------          ------
     TOTAL REVENUES                                  13,749,334            100          12,062,041            100              14

     INTEREST EXPENSE                                 6,217,542             45           4,261,808             35              46
                                                    -----------        -------         -----------        -------          ------
     NET REVENUES                                     7,531,792             55           7,800,233             65              (3)
                                                    -----------        -------         -----------        -------          ------
   NON-INTEREST EXPENSES:
     COMPENSATION AND BENEFITS                        3,825,998             51           3,840,423             49              --
     OCCUPANCY                                          327,948              4             456,634              6             (28)
     COMMUNICATIONS AND EQUIPMENT RENTAL                322,391              4             286,052              4              13
     DEPRECIATION AND AMORTIZATION                      238,067              3             216,819              3              10
     ADVERTISING AND MARKET DEVELOPMENT                 294,071              4             271,203              3               8
     PROFESSIONAL FEES                                  270,101              4             197,831              3              37
     BROKERAGE, CLEARING, AND EXCHANGE FEES             256,645              3             209,668              3              22
     OTHER                                              522,179              7             494,075              6               6
                                                    -----------        -------         -----------        -------          ------
     TOTAL NON-INTEREST EXPENSES                      6,057,400             80           5,972,705             77               1
                                                    -----------        -------         -----------        -------          ------

   EARNINGS BEFORE INCOME TAXES AND
    CUMULATIVE EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE                             1,474,392             20           1,827,528             23             (19)

   INCOME TAX EXPENSE                                   619,245              9             780,408             10             (21)
                                                    -----------        -------         -----------        -------          ------
   EARNINGS BEFORE CUMULATIVE EFFECT
    OF CHANGE IN ACCOUNTING PRINCIPLE                   855,147             11           1,047,120             13             (18)

   CUMULATIVE EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE, (NET OF
     APPLICABLE INCOME TAXES) (B)                            --             --             (35,420)            --             N/M
                                                    -----------        -------         -----------        -------          ------

   NET EARNINGS                                     $   855,147             11 %       $ 1,011,700             13 %           (15)%
                                                    ===========        =======         ===========        =======          ======

   PREFERRED STOCK DIVIDENDS                        $     4,594                        $     3,945
                                                    ===========                        ===========
   NET EARNINGS APPLICABLE TO COMMON
    STOCKHOLDERS                                    $   850,553                        $ 1,007,755
                                                    ===========                        ===========

   EARNINGS PER COMMON SHARE (C):
     PRIMARY:
       EARNINGS BEFORE CUMULATIVE EFFECT
        OF CHANGE IN ACCOUNTING PRINCIPLE           $      3.98                        $      4.61
       CUMULATIVE EFFECT OF CHANGE IN
        ACCOUNTING PRINCIPLE (B)                             --                              (0.16)
                                                    -----------                        -----------
      NET EARNINGS                                  $      3.98                        $      4.45
                                                    ===========                        ===========
     FULLY DILUTED:
       EARNINGS BEFORE CUMULATIVE EFFECT
        OF CHANGE IN ACCOUNTING PRINCIPLE           $      3.97                        $      4.58
       CUMULATIVE EFFECT OF CHANGE IN
        ACCOUNTING PRINCIPLE (B)                             --                              (0.16)
                                                    -----------                        -----------
       NET EARNINGS                                 $      3.97                        $      4.42
                                                    ===========                        ===========
   AVERAGE SHARES (C):
     PRIMARY                                            213,935                            226,635
                                                    ===========                        ===========
     FULLY DILUTED                                      214,050                            228,144
                                                    ===========                        ===========

    (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES, CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

    (B) - 1993 RESULTS REFLECT THE ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 112.

    (C) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.